SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): APRIL 7, 2006

                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


   BRITISH VIRGIN ISLANDS            1-11226                 98-0372112
   ----------------------            -------                 ----------
    (State or other                (Commission             (IRS Employer
     jurisdiction of               File Number)           Identification Number)
     incorporation)

    9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
               --------------------------------------------------
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On April 7, 2006, Tommy Hilfiger U.S.A., Inc., a wholly owned subsidiary of Tommy Hilfiger Corporation (the "Company"), issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing, among other things, that in connection with the previously announced agreement to merge the Company with an affiliate of funds advised by Apax Partners, its has commenced two separate tender offers to purchase any and all of its outstanding 6.85% Notes due 2008 and 9% Senior Bonds due 2031 and is soliciting consents from holders of the 2008 Notes and the 2031 Senior Bonds for certain amendments to the indenture under which the 2008 Notes and the 2031 Senior Bonds were issued.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
  99.1              Press Release

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        TOMMY HILFIGER CORPORATION


                                        By:/s/ QUENTIN WALSH
                                           ------------------------------------
                                           Name:  Quentin Walsh
                                           Title: Senior Vice President and
                                                  Corporate Controller

Date:  April 7, 2006

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------
 99.1               Press Release